UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3694

Oppenheimer Gold & Special Minerals Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 12/31/2012

Item 1.	Reports to Stockholders.

12	31	2012

SEMIANNUAL REPORT

Oppenheimer Gold & Special Minerals Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/12

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI World Index
6-Month	7.84%	1.64%	9.36%
1-Year	–9.14	–14.37	15.83
5-Year	2.64	1.43	–1.18
10-Year	15.69	15.01	7.51

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 7.84% during the reporting period, underperforming its benchmark, the MSCI World Index, which returned 9.36%. We attribute the Fund’s lagging performance to generally below-average returns generated by gold stocks compared to the broader global equity markets over the second half of 2012. However, we are pleased that the Fund generally fared better than indices that track precious metals miners exclusively, such as the Philadelphia Gold & Silver Index and the NYSE Arca Gold Miners Index,1 as our security selection strategy among large- and mid-cap gold producers added a degree of value to its performance. During the period, the Philadelphia Gold & Silver Index returned 5.88% and the NYSE Arca Gold Miners Index returned 4.86%.

MARKET OVERVIEW

The global economy generally improved during the second half of 2012. A number of major concerns that had weighed on economic growth during the second quarter began to ease over the summer and fall. In Europe, the dual Long Term Refinancing Operations helped to forestall a more severe banking crisis in the region, and assurances from the head of the European Central Bank (“ECB”) provided a degree of confidence in the euro. The ECB also launched the Outright Monetary Transactions program in support of its members’ sovereign bonds markets. In Asia, China appeared to have prevented an acceleration of inflation, particularly in local property markets, while engineering a “soft economic landing” and setting the stage for more stimulative monetary and fiscal policies in the future. Even Japan, which has been mired in recession for some time, looked forward to better economic conditions stemming from the fiscal policies of a newly elected government. In the United States, the Federal Reserve (the “Fed”) maintained historically low interest rates, which it supplemented with a new round of open-ended quantitative easing. The U.S. economic expansion seemed to gain considerable momentum when the unemployment rate declined and housing markets began a long-awaited recovery.

Against this economic backdrop, gold prices climbed less than 5% over the six-month reporting period. In contrast to the trend established over the first half of 2012, stocks of gold producers generally kept pace with bullion prices. Other precious metals—such as silver, platinum and palladium—advanced more strongly, with the latter two metals

1. The Philadelphia Gold & Silver Index is an index of 16 precious metal mining companies that is traded on the Philadelphia Stock Exchange. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining of gold and silver. The indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	3

responding to mining disruptions stemming from labor unrest in South Africa. Meanwhile, industrial metals such as zinc and aluminum gained value as global economic conditions improved, but copper prices remained relatively flat over the reporting period.

FUND REVIEW

The Fund invested approximately 90% of its assets in gold stocks, beating sector averages due to successful stock selections, particularly among large- and mid-cap companies. Indeed, we increased the Fund’s exposure to larger gold producers during the reporting period as part of an ongoing repositioning of the Fund that began in 2011. At the same time, we reduced the Fund’s exposure to small-cap companies. This shift was motivated by an increased emphasis among investors on balance sheet strength in an environment of rising input costs, expanding capital expenditures and operating cost overruns. With gold bullion trading in a relatively tight price range over the period, investors were quick to punish firms that needed to raise additional capital or that were perceived to have inadequate cash to develop essential projects. Our focus on larger companies with strong balance sheets and rising dividends contributed positively to the Fund’s performance over the second half of 2012, as did our longstanding preference for companies with attractive valuations and good prospects for production and earnings growth.

The Fund’s top performers for the reporting period included Silver Wheaton Corp., which benefited from strongly positive cash flows and strong earnings potential. Agnico-Eagle Mines Ltd. staged a strong turnaround as it recovered from production problems at one of its mines. New Gold, Inc. was rewarded by investors for a seasoned management team, high quality reserves, and operational strength.

The Fund’s small-cap holdings generally produced less attractive returns. Among individual stocks, laggards for the reporting period included SEMAFO, Inc., which encountered higher production costs and geopolitical instability in Africa. Kirkland Lake Gold, Inc. also experienced production problems that we regard as a temporary setback. Centamin plc became embroiled in a dispute with the Egyptian government, prompting its elimination from the Fund’s portfolio. The Fund’s holdings of producers of other metals generally performed in line with sector averages.

STRATEGY & OUTLOOK

As of year-end, we believe that many of the macroeconomic influences that sent gold bullion prices to record levels during previous reporting periods remain in place and may not be sufficiently reflected in the current price of gold. Despite recent economic improvement, geopolitical turmoil has continued to disrupt the Middle East, Europe has not yet addressed many of the issues at the heart of its protracted financial crisis, U.S. fiscal policy remains uncertain amid Congressional gridlock, and aggressively

4	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

accommodative monetary policies throughout the world may spark an acceleration of inflation down the road. In addition, many major currencies are in the midst of a persistent decline relative to the U.S. dollar. Historically, conditions like these have been supportive of gold prices.

However, we are quick to note that no one can foretell the future or time the markets consistently. Therefore, the Fund has remained fully invested in a portfolio of gold stocks that, in our judgment, provides shareholders a long-term strategic hedge against global instability and inflation.

Shanquan Li Portfolio Manager

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	5

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Newmont Mining Corp.	5.7%
Silver Wheaton Corp.	5.7
Goldcorp, Inc.	5.2
Eldorado Gold Corp.	5.0
Barrick Gold Corp.	4.9
New Gold, Inc.	4.7
Kinross Gold Corp.	4.4
Agnico-Eagle Mines Ltd.	4.3
Alamos Gold, Inc.	4.1
Yamana Gold, Inc.	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2012, and are based on the total market value of investments.

6	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/12

	Inception Date	6-Month	1-Year	5-Year	10-Year
CLASS A (OPGSX)	7/19/83	7.84%	–9.14%	2.64%	15.69%
CLASS B (OGMBX)	11/1/95	7.38%	–9.88%	1.79%	15.15%
CLASS C (OGMCX)	11/1/95	7.45%	–9.79%	1.88%	14.84%
CLASS I (OGMIX)	10/26/12	–10.47%*	N/A	N/A	N/A
CLASS N (OGMNX)	3/1/01	7.62%	–9.45%	2.29%	15.32%
CLASS Y (OGMYX)	9/7/10	7.95%	–9.05%	–7.81%*	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/12
	Inception Date	6-Month	1-Year	5-Year	10-Year
CLASS A (OPGSX)	7/19/83	1.64%	–14.37%	1.43%	15.01%
CLASS B (OGMBX)	11/1/95	2.38%	–14.39%	1.46%	15.15%
CLASS C (OGMCX)	11/1/95	6.45%	–10.70%	1.88%	14.84%
CLASS I (OGMIX)	10/26/12	–10.47%*	N/A	N/A	N/A
CLASS N (OGMNX)	3/1/01	6.62%	–10.36%	2.29%	15.32%
CLASS Y (OGMYX)	9/7/10	7.95%	–9.05%	–7.81%*	N/A

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an index of issuers listed on the stock exchanges of a select number of foreign countries and the U.S. The Index is unmanaged and cannot be

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	7

purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	9

Fund Expenses  Continued

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012 [1,2]
Class A	$1,000.00	$1,078.40	$6.09
Class B	1,000.00	1,073.80	10.45
Class C	1,000.00	1,074.50	9.77
Class I	1,000.00	895.30	1.06
Class N	1,000.00	1,076.20	8.09
Class Y	1,000.00	1,079.50	5.10

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.36	5.92
Class B	1,000.00	1,015.17	10.16
Class C	1,000.00	1,015.83	9.49
Class I	1,000.00	1,022.08	3.16
Class N	1,000.00	1,017.44	7.86
Class Y	1,000.00	1,020.32	4.95

1. Actual expenses paid for Classes A, B, C, N and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 67/365 to reflect the period from October 26, 2012 (inception of offering) to December 31, 2012.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2012 for Classes A, B, C, N, and Y and for the period from October 26, 2012 (inception of offering) to December 31, 2012 for Class I are as follows:

Class	Expense Ratios
Class A	1.16%
Class B	1.99
Class C	1.86
Class I	0.62
Class N	1.54
Class Y	0.97

10	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	11

STATEMENT OF INVESTMENTS    December 31, 2012 / Unaudited

	Shares	Value

Wholly-Owned Subsidiary—1.7%
Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.[1,2] (Cost $51,154,920)	4,056	$51,142,534
Common Stocks—98.7%
Materials—98.7%
Metals & Mining—98.7%
Agnico-Eagle Mines Ltd.[3]	2,465,218	129,325,336
Alacer Gold Corp.[2,3]	5,911,000	30,900,975
Alamos Gold, Inc.[1,3]	7,071,769	124,059,886
Allied Nevada Gold Corp.[2,3,4]	2,581,300	78,059,218
Allied Nevada Gold Corp.[2,4]	1,857,800	55,975,514
Argonaut Gold, Inc.[1,2]	5,602,697	53,340,244
AuRico Gold, Inc.[2,3]	7,469,100	61,097,238
B2Gold Corp.[2]	10,011,108	35,829,441
Banro Corp.[1,2,3]	7,085,052	19,801,392
Barrick Gold Corp.[3]	4,217,075	147,639,796
Brigus Gold Corp.[2]	1,300,000	1,215,442
Coeur d’Alene Mines Corp.[2,3]	2,403,100	59,116,260
Comstock Mining, Inc.[2]	120,000	273,600
Detour Gold Corp.[2,3]	3,714,800	92,954,028
Duluth Metals Ltd.[1,2]	7,804,800	19,380,573
Dundee Precious Metals, Inc.[2]	4,684,500	39,889,127
Eldorado Gold Corp.[3]	11,601,546	149,291,031
Endeavour Mining Corp.[2]	6,778,475	14,106,206
Evolution Mining Ltd.[2]	4,000,000	7,245,937
First Majestic Silver Corp.[2]	2,530,000	51,022,218
Franco-Nevada Corp.[3]	1,017,100	58,147,607
Freeport-McMoRan Copper & Gold, Inc., Cl. B	2,360,000	80,712,000
Fresnillo plc	1,000,000	31,028,964

	Shares	Value

Metals & Mining Continued
Gold Fields Ltd., Sponsored ADR	500,000	$6,245,000
Gold Resource Corp.	700,000	10,787,000
Gold Standard Ventures Corp.[2]	2,407,700	3,178,164
Goldcorp, Inc.[3]	4,228,561	155,188,189
IAMGOLD Corp.	8,419,845	96,575,626
Kinross Gold Corp.[3]	13,517,771	131,277,438
Kirkland Lake Gold, Inc.[1,2]	4,560,300	26,819,900
Koza Altin Isletmeleri AS	1,904,382	45,902,871
Koza Anadolu Metal Madencilik Isletmeleri AS2	4,030,000	12,786,121
MAG Silver Corp.[2]	300,000	3,087,000
McEwen Mining, Inc.[2]	2,246,531	8,604,214
Medusa Mining Ltd.	2,000,000	11,535,900
Mineral Deposits Ltd.[2]	739,984	3,039,240
New Gold, Inc.[2,3]	12,693,570	140,500,860
Newcrest Mining Ltd.	3,567,826	83,298,228
Newmont Mining Corp.[3]	3,698,728	171,768,928
OceanaGold Corp.[2]	3,560,000	10,200,060
Osisko Mining Corp.[2,3]	10,295,653	82,804,086
Pan American Silver Corp.[3]	2,049,341	38,384,157
Perseus Mining Ltd.[2]	1,600,000	3,538,755
Petropavlovsk plc	1,300,000	7,821,961
Polyus Gold International Ltd.[2]	1,000,000	3,340,728
Pretium Resources, Inc.[2]	1,038,674	13,689,571
Primero Mining Corp.[2]	400,000	2,573,640
Randgold Resources Ltd., ADR[3]	656,494	65,157,030
Real Gold Mining Ltd.[2]	10,400,000	1,902,119
Regis Resources Ltd.[2]	2,000,000	10,796,168
Rio Alto Mining Ltd.[2]	1,220,000	6,242,887

12	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Shares	Value

Metals & Mining Continued
Romarco Minerals, Inc.[1,2]	30,127,000	$23,321,393
Royal Gold, Inc.[3]	370,000	30,084,700
Sandstorm Gold Ltd.[2,4]	1,120,000	13,173,821
Sandstorm Gold Ltd.[2,4]	1,042,300	12,299,140
SEMAFO, Inc.[3]	13,489,748	46,380,756
Silver Lake Resources Ltd.[2]	2,232,373	7,778,878
Silver Wheaton Corp.[3]	4,728,500	170,604,280
Tahoe Resources, Inc.[2]	220,000	4,030,400
Timmins Gold Corp.[2]	5,781,224	17,377,963
Yamana Gold, Inc.[3]	5,709,801	98,215,236
Zhaojin Mining Industry Co. Ltd.	26,694,000	42,290,100
Total Common Stocks (Cost $2,652,339,692)		2,963,014,541
	Units
Rights, Warrants and Certificates—0.0%
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 1/18/13[1,2]	513,653	—

	Units	Value

Kinross Gold Corp. Wts., Strike Price 21.939CAD, Exp. 9/17/14[2,3]	483,450	$143,378
Silver Range Resources Ltd. Wts., Strike Price $0.85, Exp. 2/10/13[2]	83,328	209
Total Rights, Warrants and Certificates (Cost $148,711)		143,587
	Shares
Investment Company—0.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[1,5] (Cost $10,905,956)	10,905,956	10,905,956
Total Investments, at Value (Cost $2,714,549,279)	100.8%	3,025,206,618
Liabilities in Excess of Other Assets	(0.8)	(23,680,323)

Net Assets	100.0%	$3,001,526,295

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

CAD            Canadian Dollar

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units June 29, 2012[a]	Gross Additions	Gross Reductions	Shares/Units December 31, 2012
Alamos Gold, Inc.	6,841,769	230,000	—	7,071,769
Argonaut Gold, Inc.[b]	4,962,697	640,000	—	5,602,697
Banro Corp.	3,127,268	450,000	3,577,268	—
Banro Corp.[b]	7,085,052	—	—	7,085,052
Duluth Metals Ltd.	7,804,800	—	—	7,804,800
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 1/18/13	513,653	—	—	513,653
Extorre Gold Mines Ltd.	4,173,200	—	4,173,200	—
Extorre Gold Mines Ltd., Legend Shares	985,300	—	985,300	—
Kirkland Lake Gold, Inc.	3,770,300	790,000	—	4,560,300

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	13

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

	Shares/Units June 29, 2012[a]	Gross Additions	Gross Reductions	Shares/Units December 31, 2012
Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.[c]	4,056	32,447	32,447	4,056
Oppenheimer Institutional Money Market Fund, Cl. E	6,319,454	276,488,991	271,902,489	10,905,956
Romarco Minerals, Inc.	30,127,000	—	—	30,127,000
Rubicon Minerals Corp.	14,371,727	—	14,371,727	—
San Gold Corp.	16,300,000	—	16,300,000	—

	Value		Income	Realized Gain (Loss)
Alamos Gold, Inc.	$124,059,886		$600,595	$—
Argonaut Gold, Inc.[b]	—	[d]	—	—
Banro Corp.	—		—	271,772
Banro Corp.[b]	—	[d]	—	—
Duluth Metals Ltd.	19,380,573		—	—
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 1/18/13	—		—	—
Extorre Gold Mines Ltd.	—		—	5,255,461
Extorre Gold Mines Ltd., Legend Shares	—		—	2,980,654
Kirkland Lake Gold, Inc.	26,819,900		—	—
Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd.[c]	51,142,534		—	2,340,433
Oppenheimer Institutional Money Market Fund, Cl. E	10,905,956		12,797	—
Romarco Minerals, Inc.	23,321,393		—	—
Rubicon Minerals Corp.	—		—	(12,756,745)
San Gold Corp.	—		—	(28,002,716)

	$255,630,242		$613,392	$(29,911,141)

a. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

b. No longer an affiliate as of December 31, 2012.

c. Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

d. The security is no longer an affiliate, therefore, the value has been excluded from this table.

2. Non-income producing security.

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $275,446,122. See Note 6 of the accompanying Notes.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5. Rate shown is the 7-day yield as of December 31, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Canada	$1,912,363,379	63.2%
United States	758,935,179	25.1
Australia	137,433,166	4.5

14	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Footnotes to Statement of Investments Continued

Geographic Holdings Continued	Value	Percent
Jersey, Channel Islands	$65,157,030	2.2%
Turkey	58,688,992	1.9
China	42,290,100	1.4
United Kingdom	42,191,653	1.4
South Africa	6,245,000	0.2
Mongolia	1,902,119	0.1

Total	$3,025,206,618	100.0%

Spot Currency Exchange Contracts as of December 31, 2012 are as follows:
Broker/Contract Description	Buy/Sell	Contract Amount (000’s)	Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America
Australian Dollar (AUD)	Sell	151 AUD	1/2/13	$157,131	$ —	$192
Credit Suisse
Canadian Dollar (CAD)	Buy	259 CAD	1/3/13	259,961	441	—
Goldman Sachs & Co.
Australian Dollar (AUD)	Sell	249 AUD	1/3/13-1/4/13	258,667	117	54
Nomura Securities
British Pound Sterling (GBP)	Buy	362 GBP	1/2/13	588,819	6,021	—

Total unrealized appreciation and depreciation					$6,579	$246

Written Options as of December 31, 2012 are as follows:
Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
3M Co.	Put	1,000	$87.500		1/22/13	$156,967	$(42,000)	$114,967
Alacer Gold Corp.	Put	3,000	6.000	CAD	4/22/13	239,086	(331,758)	(92,672)
Alamos Gold, Inc.	Put	2,000	18.000	CAD	1/22/13	306,838	(170,906)	135,932
Allied Nevada Gold Corp.	Put	2,000	35.000		3/18/13	493,930	(1,080,000)	(586,070)
AngloGold Ashanti Ltd., Sponsored ADR	Put	2,000	28.000		4/22/13	268,931	(200,000)	68,931
AngloGold Ashanti Ltd., Sponsored ADR	Put	2,000	29.000		1/22/13	254,036	(60,000)	194,036
Coeur d’Alene Mines Corp.	Call	2,000	25.000		1/22/13	239,916	(160,000)	79,916
Coeur d’Alene Mines Corp.	Put	2,000	22.000		3/18/13	263,932	(195,000)	68,932
Coeur d’Alene Mines Corp.	Put	2,000	24.000		3/18/13	433,932	(350,000)	83,932
Companhia de Minas Buenaventura SA, Sponsored ADR	Put	2,000	32.000		3/18/13	223,936	(120,000)	103,936
First Quantum Minerals Ltd.	Put	2,000	20.000	CAD	1/22/13	277,342	(10,053)	267,289
Franco-Nevada Corp.	Call	3,000	55.000		1/22/13	445,909	(840,000)	(394,091)
Franco-Nevada Corp.	Put	2,000	40.000		4/22/13	203,937	(56,000)	147,937
Franco-Nevada Corp.	Put	2,000	45.000		4/22/13	273,935	(110,000)	163,935
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	2,000	36.000		1/22/13	284,435	(490,000)	(205,565)
IAMGOLD Corp.	Put	2,000	13.000		3/18/13	327,934	(385,000)	(57,066)
IAMGOLD Corp.	Put	2,000	15.000		1/22/13	245,936	(760,000)	(514,064)
Royal Gold, Inc.	Call	1,000	100.000		1/22/13	226,966	(5,000)	221,966

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	15

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Written Options Continued
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Royal Gold, Inc.	Put	2,000	$72.500	4/22/13	$493,926	$(470,000)	$23,926
Royal Gold, Inc.	Put	2,000	75.000	1/22/13	277,395	(90,000)	187,395
Thompson Creek Metals Co., Inc.	Put	3,000	4.000	3/18/13	395,903	(129,000)	266,903
Yamana Gold, Inc.	Put	2,000	19.000	1/22/13	315,974	(368,000)	(52,026)

					$6,651,096	$(6,422,717)	$228,379

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency:

CAD            Canadian Dollar

See accompanying Notes to Financial Statements.

16	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES    December 31, 2012 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,454,611,502)	$2,769,576,376
Affiliated companies (cost $208,782,857)	204,487,708
Wholly-owned subsidiary (cost $51,154,920)	51,142,534
3,025,206,618
Cash	138,909
Unrealized appreciation on foreign currency exchange contracts	6,579
Receivables and other assets:
Shares of beneficial interest sold	5,689,470
Investments sold	3,676,005
Dividends	1,422,452
Other	133,124
Total assets	3,036,273,157
Liabilities
Appreciated options written, at value (premiums received $4,297,892)	2,167,959
Depreciated options written, at value (premiums received $2,353,204)	4,254,758
Unrealized depreciation on foreign currency exchange contracts	246
Payables and other liabilities:
Shares of beneficial interest redeemed	14,784,142
Investments purchased	11,574,527
Transfer and shareholder servicing agent fees	912,806
Distribution and service plan fees	508,967
Trustees’ compensation	240,803
Shareholder communications	204,373
Other	98,281
Total liabilities	34,746,862
Net Assets	$3,001,526,295
Composition of Net Assets
Paid-in capital	$3,032,333,844
Accumulated net investment loss	(222,913,508)
Accumulated net realized loss on investments and foreign currency transactions	(118,781,021)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	310,886,980
Net Assets	$3,001,526,295

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	17

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,651,208,963 and 52,399,153 shares of beneficial interest outstanding)	$31.51
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$33.43
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $88,302,039 and 2,961,269 shares of beneficial interest outstanding)	$29.82
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $429,864,778 and 14,535,253 shares of beneficial interest outstanding)	$29.57
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,541,898 and 49,126 shares of beneficial interest outstanding)	$31.39
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $214,497,409 and 7,060,657 shares of beneficial interest outstanding)	$30.38
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $616,111,208 and 19,643,088 shares of beneficial interest outstanding)	$31.37

See accompanying Notes to Financial Statements.

18	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS   For the Six Months Ended December 31, 2012 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,561,891)	$12,992,733
Affiliated companies	613,392
Interest	436
Other income	26,490
Total investment income	13,633,051
Expenses
Management fees	10,094,714
Distribution and service plan fees:
Class A	2,181,716
Class B	495,405
Class C	2,289,151
Class N	558,442
Transfer and shareholder servicing agent fees:
Class A	2,708,093
Class B	203,788
Class C	585,227
Class I	1
Class N	613,773
Class Y	1,277,222
Shareholder communications:
Class A	113,739
Class B	13,782
Class C	20,438
Class N	7,492
Class Y	40,224
Custodian fees and expenses	70,217
Trustees’ compensation	38,626
Administration service fees	750
Other	103,912
Total expenses	21,416,712
Less waivers and reimbursements of expenses	(797,164)
Net expenses	20,619,548
Net Investment Loss	(6,986,497)

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	19

STATEMENT OF OPERATIONS    Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	$(64,487,702)
Affiliated companies	(32,251,574)
Wholly-owned subsidiary	2,340,433
Closing and expiration of option contracts written	9,335,536
Foreign currency transactions	10,035,114
Net realized loss	(75,028,193)
Net change in unrealized appreciation/depreciation on:
Investments	285,323,870
Translation of assets and liabilities denominated in foreign currencies	26,296,886
Option contracts written	802,778
Net change in unrealized appreciation/depreciation	312,423,534
Net Increase in Net Assets Resulting from Operations	$230,408,844

See accompanying Notes to Financial Statements.

20	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]
Operations
Net investment loss	$(6,986,497)	$(23,171,406)
Net realized gain (loss)	(75,028,193)	142,328,226
Net change in unrealized appreciation/depreciation	312,423,534	(1,443,420,525)
Net increase (decrease) in net assets resulting from operations	230,408,844	(1,324,263,705)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(34,087,309)
Class B	—	(1,146,887)
Class C	—	(5,946,394)
Class N	—	(3,651,392)
Class Y	—	(15,972,462)
	—	(60,804,444)
Tax return of capital distribution:
Class A	—	(723,134)
Class B	—	(24,330)
Class C	—	(126,148)
Class N	—	(77,461)
Class Y	—	(338,842)
	—	(1,289,915)
Distributions from net realized gain:
Class A	—	(98,600,909)
Class B	—	(6,564,893)
Class C	—	(26,543,724)
Class N	—	(11,306,684)
Class Y	—	(31,961,445)
	—	(174,977,655)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(87,599,794)	(632,300,015)
Class B	(14,141,820)	(22,238,424)
Class C	(16,804,950)	5,007,149
Class I	1,495,750	—
Class N	84,629	37,154,199
Class Y	(40,603,997)	667,090,488
	(157,570,182)	54,713,397
Net Assets
Total increase (decrease)	72,838,662	(1,506,622,322)
Beginning of period	2,928,687,633	4,435,309,955
End of period (including accumulated net investment loss of $222,913,508 and $215,927,011, respectively)	$3,001,526,295	$2,928,687,633

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	21

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]	Year Ended June 30,
Class A			2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$29.22	$44.89	$39.93	$26.21	$38.79	$31.81
Income (loss) from investment operations:
Net investment income (loss)[2]	(.05)	(.19)	(.28)	(.26)	.78 [3]	(.09)
Net realized and unrealized gain (loss)	2.34	(13.07)	10.76	14.65	(12.42)	9.31
Total from investment operations	2.29	(13.26)	10.48	14.39	(11.64)	9.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.62)	(4.52)	(.67)	(.49)	(.76)
Tax return of capital distribution	—	(.01)	—	—	—	—
Distributions from net realized gain	—	(1.78)	(1.00)	—	(.45)	(1.48)
Total dividends and/or distributions to shareholders	—	(2.41)	(5.52)	(.67)	(.94)	(2.24)
Net asset value, end of period	$31.51	$29.22	$44.89	$39.93	$26.21	$38.79
Total Return, at Net Asset Value[4]	7.84%	(30.49)%	25.22%	55.18%	(28.29)%	29.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,651,209	$1,611,924	$3,140,551	$2,500,205	$1,439,082	$1,919,047
Average net assets (in thousands)	$1,767,712	$2,376,520	$3,277,921	$1,983,223	$1,184,093	$1,518,510
Ratios to average net assets:[5]
Net investment income (loss)	(0.32)%	(0.49)%	(0.61)%	(0.74)%	3.35%[3]	(0.24)%
Total expenses[6]	1.20%	1.20%	1.07%	1.12%	1.20%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.16%	1.18%	1.07%	1.12%	1.19%	1.06%
Portfolio turnover rate	15%	44%	37%	20%	81%	45%

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.67 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	1.23%
Year Ended June 29, 2012	1.22%
Year Ended June 30, 2011	1.07%
Year Ended June 30, 2010	1.12%
Year Ended June 30, 2009	1.20%
Year Ended June 30, 2008	1.06%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	1.19%
Year Ended June 29, 2012	1.20%
Year Ended June 30, 2011	1.07%
Year Ended June 30, 2010	1.12%
Year Ended June 30, 2009	1.19%
Year Ended June 30, 2008	1.06%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]	Year Ended June 30,
Class B			2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$27.77	$42.76	$38.26	$25.17	$37.00	$30.44
Income (loss) from investment operations:
Net investment income (loss)[2]	(.18)	(.47)	(.64)	(.54)	.62 [3]	(.36)
Net realized and unrealized gain (loss)	2.23	(12.42)	10.30	14.06	(11.78)	8.90
Total from investment operations	2.05	(12.89)	9.66	13.52	(11.16)	8.54
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.31)	(4.16)	(.43)	(.22)	(.50)
Tax return of capital distribution	—	(.01)	—	—	—	—
Distributions from net realized gain	—	(1.78)	(1.00)	—	(.45)	(1.48)
Total dividends and/or distributions to shareholders	—	(2.10)	(5.16)	(.43)	(.67)	(1.98)
Net asset value, end of period	$29.82	$27.77	$42.76	$38.26	$25.17	$37.00
Total Return, at Net Asset Value[4]	7.38%	(31.03)%	24.19%	53.86%	(28.91)%	28.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$88,302	$ 95,198	$171,961	$149,228	$111,935	$176,880
Average net assets (in thousands)	$98,666	$139,623	$178,499	$137,358	$101,129	$167,286
Ratios to average net assets:[5]
Net investment income (loss)	(1.14)%	(1.27)%	(1.44)%	(1.61)%	2.79%[3]	(1.03)%
Total expenses[6]	2.07%	1.99%	1.91%	1.98%	2.09%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.99%	1.97%	1.91%	1.98%	2.03%	1.86%
Portfolio turnover rate	15%	44%	37%	20%	81%	45%

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.65 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	2.10%
Year Ended June 29, 2012	2.01%
Year Ended June 30, 2011	1.91%
Year Ended June 30, 2010	1.98%
Year Ended June 30, 2009	2.09%
Year Ended June 30, 2008	1.86%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	2.02%
Year Ended June 29, 2012	1.99%
Year Ended June 30, 2011	1.91%
Year Ended June 30, 2010	1.98%
Year Ended June 30, 2009	2.03%
Year Ended June 30, 2008	1.86%

See accompanying Notes to Financial Statements.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	23

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]	Year Ended June 30,
Class C			2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$27.52	$42.46	$38.04	$25.05	$36.89	$30.41
Income (loss) from investment operations:
Net investment income (loss)[2]	(.16)	(.42)	(.60)	(.50)	.61 [3]	(.35)
Net realized and unrealized gain (loss)	2.21	(12.33)	10.26	13.98	(11.74)	8.88
Total from investment operations	2.05	(12.75)	9.66	13.48	(11.13)	8.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.40)	(4.24)	(.49)	(.26)	(.57)
Tax return of capital distribution	—	(.01)	—	—	—	—
Distributions from net realized gain	—	(1.78)	(1.00)	—	(.45)	(1.48)
Total dividends and/or distributions to shareholders	—	(2.19)	(5.24)	(.49)	(.71)	(2.05)
Net asset value, end of period	$29.57	$27.52	$42.46	$38.04	$25.05	$36.89
Total Return, at Net Asset Value[4]	7.45%	(30.96)%	24.31%	53.98%	(28.84)%	28.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$429,865	$416,485	$637,676	$476,835	$288,407	$422,169
Average net assets (in thousands)	$456,036	$559,825	$620,759	$396,328	$252,930	$343,807
Ratios to average net assets:[5]
Net investment income (loss)	(1.02)%	(1.14)%	(1.35)%	(1.51)%	2.76%[3]	(1.00)%
Total expenses[6]	1.90%	1.87%	1.81%	1.88%	1.98%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.86%	1.85%	1.81%	1.88%	1.96%	1.82%
Portfolio turnover rate	15%	44%	37%	20%	81%	45%

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.64 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	1.93%
Year Ended June 29, 2012	1.89%
Year Ended June 30, 2011	1.81%
Year Ended June 30, 2010	1.88%
Year Ended June 30, 2009	1.98%
Year Ended June 30, 2008	1.82%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	1.89%
Year Ended June 29, 2012	1.87%
Year Ended June 30, 2011	1.81%
Year Ended June 30, 2010	1.88%
Year Ended June 30, 2009	1.96%
Year Ended June 30, 2008	1.82%

See accompanying Notes to Financial Statements.

24	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Period Ended December 31, 2012[1]
Class I	(Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$ 35.07
Income (loss) from investment operations:
Net investment loss[2]	(.01)
Net realized and unrealized loss	(3.67)

Total from investment operations	(3.68)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Tax return of capital distribution	—
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	—
Net asset value, end of period	$31.39

Total Return, at Net Asset Value[3]	(10.47)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,542
Average net assets (in thousands)	$ 32
Ratios to average net assets:[4]
Net investment loss	(0.36)%
Total expenses[5]	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	0.62%
Portfolio turnover rate	15%

1. For the period from October 26, 2012 (inception of offering) to December 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Period Ended December 31, 2012	0.66%

6. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Period Ended December 31, 2012	0.65%

See accompanying Notes to Financial Statements.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	25

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]	Year Ended June 30,
Class N			2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$28.23	$43.53	$38.88	$25.58	$37.94	$31.18
Income (loss) from investment operations:
Net investment income (loss)[2]	(.11)	(.28)	(.44)	(.39)	.57 [3]	(.21)
Net realized and unrealized gain (loss)	2.26	(12.65)	10.49	14.30	(12.04)	9.13
Total from investment operations	2.15	(12.93)	10.05	13.91	(11.47)	8.92
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.58)	(4.40)	(.61)	(.44)	(.68)
Tax return of capital distribution	—	(.01)	—	—	—	—
Distributions from net realized gain	—	(1.78)	(1.00)	—	(.45)	(1.48)
Total dividends and/or distributions to shareholders	—	(2.37)	(5.40)	(.61)	(.89)	(2.16)
Net asset value, end of period	$30.38	$28.23	$43.53	$38.88	$25.58	$37.94
Total Return, at Net Asset Value[4]	7.62%	(30.67)%	24.79%	54.60%	(28.55)%	29.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$214,497	$199,154	$263,079	$157,461	$72,805	$71,049
Average net assets (in thousands)	$222,636	$246,052	$236,220	$115,927	$54,016	$49,137
Ratios to average net assets:[5]
Net investment income (loss)	(0.69)%	(0.75)%	(0.96)%	(1.12)%	2.55%[3]	(0.59)%
Total expenses[6]	1.69%	1.49%	1.43%	1.55%	1.63%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.54%	1.47%	1.43%	1.49%	1.52%	1.39%
Portfolio turnover rate	15%	44%	37%	20%	81%	45%

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.65 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	1.72%
Year Ended June 29, 2012	1.51%
Year Ended June 30, 2011	1.43%
Year Ended June 30, 2010	1.55%
Year Ended June 30, 2009	1.63%
Year Ended June 30, 2008	1.39%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	1.57%
Year Ended June 29, 2012	1.49%
Year Ended June 30, 2011	1.43%
Year Ended June 30, 2010	1.49%
Year Ended June 30, 2009	1.52%
Year Ended June 30, 2008	1.39%

See accompanying Notes to Financial Statements.

26	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class Y	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]	Period Ended June 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$29.06	$44.90	$45.55
Income (loss) from investment operations:
Net investment loss[3]	(.02)	(.09)	(.05)
Net realized and unrealized gain (loss)	2.33	(13.06)	5.09
Total from investment operations	2.31	(13.15)	5.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.89)	(4.69)
Tax return of capital distribution	—	(.02)	—
Distributions from net realized gain	—	(1.78)	(1.00)
Total dividends and/or distributions to shareholders	—	(2.69)	(5.69)
Net asset value, end of period	$31.37	$29.06	$44.90
Total Return, at Net Asset Value[4]	7.95%	(30.34)%	10.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$616,111	$605,927	$222,043
Average net assets (in thousands)	$666,029	$568,371	$ 89,984
Ratios to average net assets:[5]
Net investment loss	(0.13)%	(0.25)%	(0.13)%
Total expenses[6]	1.03%	1.04%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	0.97%	1.01%	0.66%
Portfolio turnover rate	15%	44%	37%

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from September 7, 2010 (inception of offering) to June 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	1.06%
Year Ended June 29, 2012	1.06%
Period Ended June 30, 2011	0.66%

7. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended December 31, 2012	1.00%
Year Ended June 29, 2012	1.03%
Period Ended June 30, 2011	0.66%

See accompanying Notes to Financial Statements.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	27

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Gold & Special Minerals Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I Shares were first publicly offered on October 26, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in shares of exchange-traded funds that invest in gold bullion (“Gold ETFs”), commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for the Subsidiary’s derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The

28	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Subsidiary will be subject to the same investment restrictions and guidelines, and follow the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the six months ended December 31, 2012, the Subsidiary has a surplus of $499,115 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the mining and metals industry.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	29

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended June 29, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $378,167. Details of the fiscal year ended June 29, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$34,310,023

30	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

As of December 31, 2012, it is estimated that the capital loss carryforwards would be $109,338,216 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended December 31, 2012, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,723,942,100
Federal tax cost of other investments	(6,651,096)

Total federal tax cost	$2,717,291,004

Gross unrealized appreciation	$595,303,391
Gross unrealized depreciation	(293,810,494)

Net unrealized appreciation	$301,492,897

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended December 31, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$10,147
Payments Made to Retired Trustees	—
Accumulated Liability as of December 31, 2012	104,981

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	31

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

32	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	33

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair

34	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	35

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$51,142,534	$—	$51,142,534
Common Stocks
Materials	2,752,936,318	208,176,104	1,902,119	2,963,014,541
Rights, Warrants and Certificates	143,587	—	—	143,587
Investment Company	10,905,956	—	—	10,905,956

Total Investments, at Value	2,763,985,861	259,318,638	1,902,119	3,025,206,618
Other Financial Instruments:
Foreign currency exchange contracts	—	6,579	—	6,579

Total Assets	$2,763,985,861	$259,325,217	$1,902,119	$3,025,213,197

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(2,167,959)	$—	$—	$(2,167,959)
Depreciated options written, at value	(4,254,758)	—	—	(4,254,758)
Foreign currency exchange contracts	—	(246)	—	(246)

Total Liabilities	$(6,422,717)	$(246)	$—	$(6,422,963)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 1*
Assets Table
Investments, at Value:
Common Stocks
Materials	$(73,576,448)	$73,576,448

Total Assets	$(73,576,448)	$73,576,448

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

36	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended December 31, 2012[1]		Year Ended June 29, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	7,653,892	$253,613,305	20,958,385	$835,924,699
Dividends and/or distributions reinvested	—	—	3,441,415	121,757,573
Redeemed	(10,411,945)	(341,213,099)	(39,199,153)	(1,589,982,287)

Net decrease	(2,758,053)	$(87,599,794)	(14,799,353)	$(632,300,015)

Class B
Sold	119,807	$3,825,726	720,014	$26,853,010
Dividends and/or distributions reinvested	—	—	203,537	6,873,440
Redeemed	(586,749)	(17,967,546)	(1,516,887)	(55,964,874)

Net decrease	(466,942)	$(14,141,820)	(593,336)	$(22,238,424)

Class C
Sold	1,530,546	$48,012,569	3,963,948	$147,928,177
Dividends and/or distributions reinvested	—	—	769,666	25,745,334
Redeemed	(2,127,417)	(64,817,519)	(4,620,892)	(168,666,362)

Net increase (decrease)	(596,871)	$(16,804,950)	112,722	$5,007,149

Class I
Sold	49,126	$1,495,750	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—		—	—

Net increase	49,126	$1,495,750	—	$—

Class N
Sold	1,621,410	$51,341,766	3,453,805	$131,085,946
Dividends and/or distributions reinvested	—	—	403,337	13,809,943
Redeemed	(1,615,948)	(51,257,137)	(2,845,550)	(107,741,690)

Net increase	5,462	$84,629	1,011,592	$37,154,199

Class Y
Sold	3,020,813	$98,695,731	22,845,326	$918,049,864
Dividends and/or distributions reinvested	—	—	245,220	8,626,852
Redeemed	(4,229,033)	(139,299,728)	(7,184,951)	(259,586,228)

Net increase (decrease)	(1,208,220)	$(40,603,997)	15,905,595	$667,090,488

1. For the six months ended December 31, 2012 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from October 26, 2012 (inception of offering) to December 31, 2012 for Class I shares.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	37

NOTES TO FINANCIAL STATEMENTS    Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the six months ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$474,048,499	$617,740,457

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $2.2 billion	0.60
Next $1 billion	0.59
Next $2 billion	0.58
Next $4 billion	0.57
Over $10 billion	0.56

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the six months ended December 31, 2012, the Fund paid $5,059,411 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial

38	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class C	$7,189,153
Class N	3,639,017

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
December 31, 2012	$283,670	$—	$131,050	$30,078	$5,770

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended December 31, 2012, the Manager waived $540,039.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	39

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended December 31, 2012, the Manager waived fees and/or reimbursed the Fund $7,306 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended December 31, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$5,053
Class B	22,166
Class N	132,341
Class Y	90,259

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

40	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or descreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	41

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $6,579, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of December 31, 2012 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$6,579	Unrealized depreciation on foreign currency exchange contracts	$246
Equity contracts			Appreciated options written, at value	2,167,959
Equity contracts			Depreciated options written, at value	4,254,758

Total		$6,579		$6,422,963

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Foreign currency transactions	Total
Equity contracts	$4,233,009	$9,335,536	$—	$13,568,545
Foreign exchange contracts	—	—	(327,858)	(327,858)

Total	$4,233,009	$9,335,536	$(327,858)	$13,240,687

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

42	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Option contracts written	Translation of assets and liabilities denominated in foreign currencies	Total
Equity contracts	$802,778	$—	$802,778
Foreign exchange contracts	—	14,875	14,875

Total	$802,778	$14,875	$817,653

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended December 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $3,556,585 and $4,400,630, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	43

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended December 31, 2012, the Fund had an ending monthly average market value of $471,609 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended December 31, 2012, the Fund had an ending monthly average market value of $6,663,503 and $4,866,481 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the six months ended December 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of June 29, 2012	45,000	$5,545,118	28,000	$3,560,945
Options written	23,000	3,172,617	96,000	12,840,368
Options closed or expired	(49,000)	(5,881,441)	(70,553)	(8,833,603)
Options exercised	(13,000)	(1,923,503)	(14,447)	(1,829,405)

Options outstanding as of December 31, 2012	6,000	$912,791	39,000	$5,738,305

44	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

7. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	45

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

46	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	47

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Shanquan Li, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load precious metals funds. The Board noted that the Fund’s three-year, five-year and ten-year performance was better than its peer group median although its one-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load precious metals funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees were slightly higher than its expense group median and lower than its expense group average. The Fund’s contractual management fees were lower than its expense group median and average. The Fund’s total expenses were higher than its expense group median and average.

48	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	49

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

50	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	51

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., President and Principal Executive Officer

Shanquan Li, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

52	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Financial Statements for Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. for the Six Months Ended December 31, 2012
54	Statement of Investments

55	Statement of Assets and Liabilities

56	Statement of Operations

57	Statements of Changes in Net Assets

58	Notes to Financial Statements

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	53

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.

STATEMENT OF INVESTMENTS    December 31, 2012 / Unaudited

	Shares	Value
Investment Company—63.4%
SPDR Gold Trust[1,2] (Cost $33,008,463)	200,000	$32,402,000
Total Investments, at Value (Cost $33,008,463)	63.4%	32,402,000
Other Assets Net of Liabilities	36.6	18,740,534

Net Assets	100.0%	$51,142,534

Footnotes to Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $22,130,566. See Note 5 of the accompanying Notes.

2. Non-income producing security.

Written Options as of December 31, 2012 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Depreciation
SPDR Gold Trust	Put	1,000	$160.000	2/19/13	$165,967	$(198,000)	$32,033

See accompanying Notes to Financial Statements.

54	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.

STATEMENT OF ASSETS AND LIABILITIES    December 31, 2012 / Unaudited

Assets
Investments, at value (cost $33,008,463)—see accompanying statement of investments	$32,402,000
Cash	2,875,406
Receivables and other assets:
Investments sold	16,078,105
Total assets	51,355,511
Liabilities
Depreciated options written, at value (premiums received $165,967)	198,000
Payables and other liabilities:
Auditing and other professional fees	13,888
Other	1,089
Total liabilities	212,977
Net Assets	$51,142,534
Composition of Net Assets
Par value of shares of beneficial interest	$41
Additional paid-in capital	48,763,236
Accumulated net investment loss	(1,258,961)
Accumulated net realized gain on investments	4,276,714
Net unrealized depreciation on investments	(638,496)
Net Assets—applicable to 4,056 shares of beneficial interest outstanding	$51,142,534
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$12,609.67

See accompanying Notes to Financial Statements.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	55

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.

STATEMENT OF OPERATIONS    For the Six Months Ended December 31, 2012 / Unaudited

Expenses
Management fees	$539,690
Directors’ compensation	6,401
Custodian fees and expenses	1,555
Other	9,552
Total expenses	557,198
Net Investment Loss	(557,198)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)	(532,611)
Closing and expiration of option contracts written	1,588,923
Net realized gain	1,056,312
Net change in unrealized appreciation/depreciation on:
Investments	9,098,678
Option contracts written	(507,027)
Net change in unrealized appreciation/depreciation	8,591,651
Net Increase in Net Assets Resulting from Operations	$9,090,765

See accompanying Notes to Financial Statements.

56	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012[1]
Operations
Net investment loss	$(557,198)	$(660,723)
Net realized gain	1,056,312	3,220,402
Net change in unrealized appreciation/depreciation	8,591,651	(9,358,693)
Net increase (decrease) in net assets resulting from operations	9,090,765	(6,799,014)
Capital Transactions
Net increase (decrease) in net assets resulting from capital transactions	(108,700,000)	155,962,906
Net Assets
Total increase (decrease)	(99,609,235)	149,163,892
Beginning of period	150,751,769	1,587,877
End of period (including accumulated net investment loss of $1,258,961 and $701,763, respectively)	$51,142,534	$150,751,769

1. June 29, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	57

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”) related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of December 31, 2012, 100% of the Fund was owned by Oppenheimer Gold & Special Minerals Fund (“OGSMF”). The Manager is also the investment adviser of OGSMF.

The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of December 31, 2012, the directors have not designated classes or series of outstanding participating shares. During the six months ended December 31, 2012, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

58	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	59

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

60	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

61	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Company	$32,402,000	$—	$—	$32,402,000

Total Assets	$32,402,000	$—	$—	$32,402,000

Liabilities Table
Other Financial Instruments:
Depreciated options written, at value	$(198,000)	$—	$—	$(198,000)

Total Liabilities	$(198,000)	$—	$—	$(198,000)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 4,055.82 participating shares for $405,582 on December 8, 2010 in conjunction

62	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

with OGSMF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

Capital transactions were as follows:

	Six Months Ended December 31, 2012 Amount	Year Ended June 29, 2012 Amount
Contributions	$16,000,000	$156,840,091
Withdrawals	(124,700,000)	(877,185)

Net increase (decrease)	$(108,700,000)	$155,962,906

4. Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $2.2 billion	0.60
Next $1 billion	0.59
Over $4 billion	0.58

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.375%
Next $200 million	0.360
Next $200 million	0.345
Next $200 million	0.330
Next $2.2 billion	0.300
Next $1 billion	0.295
Over $4 billion	0.290

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

63	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Continued

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

64	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	65

Valuations of derivative instruments as of December 31, 2012 are as follows:

Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Commodity contracts	Depreciated options written, at value	$198,000

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Total
Commodity contracts	$462,716	$1,588,923	$2,051,639

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Option contracts written
Commodity contracts	$(507,027)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual commodities to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

66	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Continued

The Fund has written call options on individual commodities to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended December 31, 2012, the Fund had an ending monthly average market value of $503,000 and $150,214 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the six months ended December 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of June 29, 2012	2,000	$400,972	2,000	$413,022
Options written	4,000	814,914	5,000	952,821
Options closed or expired	(4,000)	(753,170)	(6,000)	(1,199,876)
Options exercised	(2,000)	(462,716)	—	—

Options outstanding as of December 31, 2012	—	$—	1,000	$165,967

6. Financial Highlights

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. Unless otherwise noted, the calculations have been annualized for reporting purposes:

	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 29, 2012	Period Ended June 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$37,167.60	$391.51	$100.00
Income (loss) from investment operations:
Net investment loss	(137.38)	(162.91)	(10.12)
Net realized and unrealized gain (loss)	2,378.79	(1,513.45)	31.69
Total from investment operations	2,241.41	(1,676.36)	21.57
Capital Transactions	(26,799.34)	38,452.45	269.94
Net asset value, end of period	$12,609.67	$37,167.60	$391.51
Total Return, at Net Asset Value[2]	8.06%	(48.51)%	2.34%

Ratios to Average Net Assets:
Net investment loss	(0.78)%	(0.78)%	(6.18)%
Total expenses	0.78%	0.78%	6.18%

1. For the period from December 8, 2010 (commencement of operations) to June 30, 2011.

2. The total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	67

OPPENHEIMER GOLD & SPECIAL MINERALS FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Continued

7. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of

68	OPPENHEIMER GOLD & SPECIAL MINERALS FUND

fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	69

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	70

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER GOLD & SPECIAL MINERALS FUND	71

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0410.001.1212 February 22, 2013

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Gold & Special Minerals Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 2/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 2/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 2/11/2013